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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  AUGUST 31, 1999
                                                          ---------------



                            AZTEC MANUFACTURING CO.
                            -----------------------
            (Exact name of Registrant as specified in its charter)



     TEXAS                         0-2733                   75-0948250
     -----                         ------                   ----------
(State or other               Commission File No.         (I.R.S. Employer
jurisdiction of                                        Identification Number)
incorporation or
organization)



                               400 NORTH TARRANT
                             CROWLEY, TEXAS  76036
                             --------------  -----
                   (Address of principal executive offices,
                              including zip code)



Registrant's Telephone Number, including Area Code:  (817) 297-4361
                                                     --------------
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 1999, the registrant, Aztec Manufacturing Co., (the "Company"), pursuant to an Asset Purchase and Sale Agreement with ABB Power T & D Company, ("ABB"), acquired the operating assets of ABB's Compressed Gas Insulation Transmission Bus Duct division located in Westborough, Massachusetts.

The Company formed a new wholly owned subsidiary, CGIT Westboro, Inc., ("CGIT"), to acquire the assets. CGIT will be the new operating entity. ABB's CGIT Division is a leading supplier of compressed gas insulated transmission bus ducts worldwide for the bulk power transmission industry. The Company intends to operate CGIT for the same purpose.

The assets of CGIT were acquired for a consideration of $9.9 million subject to final adjustments. The acquisition will be financed by a draw down against the Company's revolving loan facility at Bank of America.

FORWARD LOOKING STATEMENTS

This Report contains, and from time to time the Company or certain of its representatives may make, "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as "anticipate," "expect," "estimate," "intend," "should," "may," "believe," and terms with similar meanings. Although the Company believes that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under the Company's control. Those risks, uncertainties, and other factors could cause the actual results to differ materially from these in the forward-looking statements. Those risks, uncertainties, and factors include, but are not limited to, many of the matters described in this Report: change in demand, prices and raw material cost, including zinc which is used in the hot dip galvanizing process; changes in the economic conditions of the various markets the Company serves, foreign and domestic, including the market price for oil and natural gas; acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement the Company's growth strategy; and customer demand and
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response to products and services offered by the Company. The Company expressly disclaims any obligations to release publicly any updates or revisions to these forward-looking statements to reflect any change in its views or expectations.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements of business acquired.

          It is impractical to provide the required financial statements at the time of this report. The required statements will be filed on or before November 14, 1999.

     (b)  Pro forma financial information.

          It is impractical to provide the required financial statements at the time of this report. The required statements will be filed on or before November 14, 1999.

     (c)  Exhibits.
          The following exhibits are filed as part of this report.

          (1)  Asset Purchase and Sales Agreement between ABB Power T & D
               Company and Aztec Manufacturing Co. dated August 31, 1999.
          (2)  Press release of September 1, 1999 announcing the purchase of the operating assets of ABB Power T & D Company's Compressed Gas
               Insulation Transmission Bus Duct business by the Company.
          (3) Amendment to the Business Loan Agreement between Bank of America and the Company.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AZTEC MANUFACTURING CO.



     DATE: 9/13/99                      By: /s/ Dana Perry
           -------                          ----------------------
                                        Dana Perry
                                        Vice President Finance
                                        Chief Financial Officer